UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2022

HIGHLAND TRANSCEND PARTNERS I CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39751	98-1594685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Arthur Godfrey Road, #202, Miami Beach, Florida	33140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (617) 401-4015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HTPA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	HTPA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HTPA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 29, 2022, Highland Transcend Partners I Corp. (“Highland Transcend” or “HTP”) convened and then adjourned the Extraordinary General Meeting (the “Meeting”). At the Meeting on March 29, 2022, a total of 20,016,440 of Highland Transcend’s ordinary shares, out of a total of 37,500,000 of ordinary shares issued and outstanding and entitled to vote as of the close of business on January 20, 2022 (the record date for the Meeting), were present in person or represented by proxy.

In light of the termination of the Agreement and Plan of Merger (as so amended by that certain First Amendment thereto, dated as of October 21, 2021, and as so amended by that certain Second Amendment thereto, dated as of January 21, 2022) by and among Highland Transcend, Packable Holdings, LLC, a Delaware limited liability company (“Packable”) and other parties named therein (the “Merger Agreement”), at the Meeting, the only proposal submitted to a vote of Highland Transcend’s shareholders was the proposal to approve the adjournment of the Meeting. Highland Transcend’s shareholders approved the adjournment proposal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Proposal 8: Adjournment of the Meeting

FOR	AGAINST	ABSTAIN
16,329,864	3,403,105	283,471

Following the vote on the adjournment proposal at the Meeting, the Meeting was adjourned indefinitely.

Item 8.01. Other Events.

In light of the termination of the Merger Agreement on March 24, 2022 and the indefinite adjournment of the Meeting, the business combination with Packable will not be concluded and any ordinary shares submitted for redemption will not be redeemed at this time and any shareholders who submitted demands for redemption will have the opportunity to withdraw such demand at any time by notifying HTP’s transfer agent in the manner described in the definitive proxy statement.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of HTP’s and Packable’s management and are not predictions of actual performance. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of HTP and Packable. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in HTP’s final prospectus that forms a part of HTP’s Registration Statement on Form S-1 (Reg. No. 333-250125), filed with the SEC pursuant to Rule 424(b)(4) on December 4, 2020, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” its registration statement on Form S-4 and definitive proxy statement/prospectus relating to the previously contemplated business combination as declared effective by the SEC under the heading “Risk Factors,” and other documents of HTP filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While HTP may elect to update these forward-looking statements at some point in the future, HTP specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing HTP’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND TRANSCEND PARTNERS I CORP.

	By:	/s/ Ian Friedman
Ian Friedman
Chief Executive Officer
Date: March 29, 2022